                                                                   EXHIBIT 99(a)


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                            YOUR PROXY VOTE IS IMPORTANT!

                                            AND NOW YOU CAN VOTE YOUR PROXY ON
                                            THE PHONE OR THE INTERNET.

                                            IT SAVES MONEY! TELEPHONE,
                                            FACSIMILE AND INTERNET VOTING SAVES
                                            POSTAGE COSTS. SAVINGS WHICH CAN
                                            HELP MINIMIZE EXPENSES.

                                            IT SAVES TIME! TELEPHONE AND
                                            INTERNET VOTING IS INSTANTANEOUS -
                                            24 HOURS A DAY.

                                            IT'S EASY! JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-241-6192,
                                            OR GO TO WEBSITE:
                                            HTTPS://VOTE.PROXY-DIRECT.COM

                                            3. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            4. DO NOT MAIL YOUR PROXY CARD WHEN
                                            YOU VOTE BY PHONE, OR INTERNET.


                  Please detach at perforation before mailing.

PROXY                                                                      PROXY

                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 2005


The undersigned holder of shares of beneficial interest, par value $0.01 per share, of Van Kampen Advantage Municipal Income Trust (the "Fund"), hereby appoints John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the joint special meeting of shareholders to be held at the offices of Van Kampen Investments Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on September 23, 2005 at 10:00 a.m., and any adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. If more than one of the proxies, or their substitutes, are present at the Special Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND JOINT PROXY STATEMENT/PROSPECTUS FOR THE MEETING TO BE HELD ON SEPTEMBER 23, 2005 AT X:XX A.M. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.


                                          VOTE VIA THE TELEPHONE: 1-866-241-6192
                                          VOTE VIA THE INTERNET:
                                          HTTPS://VOTE.PROXY-DIRECT.COM
                                          999 9999 9999 999

                                          NOTE: Please sign exactly as your name
                                          appears on this proxy card. All joint
                                          owners should sign. When signing as
                                          executor, administrator, attorney,
                                          trustee or guardian or as custodian
                                          for a minor, please give full title as
                                          such. If a corporation, please sign in
                                          full corporate name and indicate the
                                          signer's office. If a partner, sign in
                                          the partnership name.


                                          --------------------------------------
                                          Signature


                                          --------------------------------------
                                          Signature (if held jointly)


                                          --------------------------------------
                                          Date                        XXX XXXX

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT












                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                  Please detach at perforation before mailing.


This proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the Shareholder signing this proxy. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY AND ALL ADJOURNMENTS THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.
      PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]


                                                                  FOR      AGAINST      ABSTAIN



   1.   To approve an Agreement and Plan of Reorganization        [ ]        [ ]          [ ]
        between the Fund and the Van Kampen Municipal
        Opportunity Trust, the termination of the Fund's
        registration under the Investment Company Act of 1940,
        as amended, and the dissolution of the Fund under
        applicable state law;

   2.   Not applicable to the Fund;

   3. To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

THE BOARD OF TRUSTEES OF THE FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

                                    XXX XXXX